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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 6, 2001


                             STILWELL FINANCIAL INC.
             (Exact name of registrant as specified in its charter)


         Delaware                     001-15253                  43-1804048
------------------------      --------------------------   ---------------------
(State of Incorporation)       (Commission File Number)        (IRS Employer
                                                             Identification No.)


   920 Main Street, 21/st/ Floor, Kansas City, Missouri             64105
-------------------------------------------------------        --------------
          (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (816) 218-2400

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.    Other Events

           Stilwell Financial Inc. has registered for issuance under the Securities Act of 1933 (the "Securities Act") its debt securities, shares of its common stock, par value $.01 per share, and shares of its preferred stock pursuant to Registration Statement No. 333-69578, to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act. Stilwell has created a series of debt securities, designated as Stilwell's 7.00% Senior Notes due 2006 (the "Notes"), for issuance under an indenture, dated as of November 6, 2001 (the "Indenture"), between Stilwell and The Chase Manhattan Bank, a New York banking corporation. The terms and provisions of the Notes are set forth in an officers' certificate (the "Officers' Certificate") pursuant to the Indenture. Copies of the Indenture and the Officers' Certificate are filed as exhibits to this report.

Item 7.    Financial Statements and Exhibits

(c)        Exhibits

           Exhibit No.              Document
           -----------              --------

           4.1 Indenture, dated as of November 6, 2001, between Stilwell Financial Inc. and The Chase Manhattan Bank.

           4.2                      Officers' Certificate pursuant to the
                                    Indenture.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            STILWELL FINANCIAL INC.


Date: November 7, 2001                      By:      /s/ Douglas E. Nickerson
                                                --------------------------------
                                                     Douglas E. Nickerson
                                                Vice President, Controller and
                                                          Treasurer
                                                (Principal Accounting Officer)